CORPORATE OVERVIEW May 2023

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, and (viii) our ability to meet any specific milestones set forth herein. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

3 Developing Treatments Inspired By The Genetics of Epilepsy ENABLED BY TWO PLATFORMS CEREBRUM™ SMALL MOLECULE PLATFORM Cerebrum™ utilizes deep understanding of neuronal excitability and neuronal networks and applies a series of computational and experimental tools to develop orally available precision therapies PRAX-628 Ulixacaltamide (PRAX-944) PRAX-562 PRAX-020 PRAX-030 PRAX-050 SOLIDUS™ ANTISENSE OLIGONUCLEOTIDE (ASO) PLATFORM PRAX-090 PRAX-222 PRAX-080 PRAX-100 Solidus™ is an efficient, targeted precision medicine discovery and development engine for ASOs anchored on proprietary, computational methodology

Targeting movement disorders & epilepsies connected by neuronal imbalance

PLATFORM	PRECLINICAL		PHASE ONE	PHASE TWO	REGISTRATION ENABLING
CEREBRUM™ *SMALL MOLECULE PLATFORM*	**PRAX-020*** KCNT1 **PRAX-030** Undisclosed **PRAX-050** Undisclosed			**Ulixacaltamide** Parkinson's Disease **PRAX-628** Focal Epilepsy **PRAX-562** DEEs	**Ulixacaltamide** Essential Tremor
SOLIDUS™ *ASO PLATFORM*	**PRAX-090⁺** SYNGAP1 **PRAX-100⁺** SCN2A LoF	**PRAX-080⁺** PCDH19		**PRAX-222** SCN2A GoF DEE	

*PRAX-020 (KCNT1) is a research collaboration with UCB

⁺PRAX-080 (PCDH19), PRAX-090 (SYNGAP1) & PRAX-100 (SCN2A-LoF) ASOs are a collaboration with The Florey Institute of Neuroscience and Mental Health

PRAXIS 4

5 Leveraging genetics to efficiently translate insights into therapies GENETICS Focus on therapeutic targets identified through human genetics TRANSLATIONAL TOOLS Translational tools validate potential of target and product candidate and can provide early proof of biology EFFICIENT & RIGOROUS Efficient, rigorous clinical development paths to proof- of-concept in humans PATIENT-GUIDED Patient-guided development strategies to deliver on what patients actually need

What to expect from Praxis in 2023

PLATFORM | 1Q23 | 2Q23 | MID YEAR | 3Q23 | 4Q23

CEREBRUM™
SMALL MOLECULE PLATFORM

Ulixacaltamide
Ph 2b Essential1 Study
Topline Results
Essential Tremor

PRAX-628
Ph 1 Topline Results

Ulixacaltamide
End of Ph 2 FDA Meeting*
Essential Tremor

Ulixacaltamide
Ph 3 Initiation
Essential Tremor

PRAX-562
Ph 2 EMBOLD Study
Topline Results
DEEs

PRAX-628
Initiate Ph 2 Study
Focal Epilepsy

SOLIDUS™
ASO PLATFORM

PRAX-222
EMBRAVE Study First Dose
Cohort (Part 1) Topline
Safety Results
SCN2A GoF DEE

*Ulixacaltamide EOP2 meeting with FDA scheduled for June 2023

PRAXIS 6

7 CEREBRUM™ SMALL MOLECULE PLATFORM

8 2H 2023 ET Phase 3 Initiation June 2023 ET End-of-Phase 2 FDA Meeting Ulixacaltamide (PRAX-944) Essential Tremor and Parkinson’s Disease KEY UPCOMING MILESTONES

Essential Tremor (ET) is the most common movement disorder…

Up to 7 million people in the United States may have ET[1]

Action tremors significantly disrupt daily living for people with ET

Hallmark feature is action tremor that primarily affects the hands[2,3]

Almost all ET patients suffer from at least one comorbid condition (e.g. depression, anxiety, sleep disorders, cognitive dysfunction)[4]

SOURCE: 1. GHOSH (2016) (P.231, C.1, PH.1, L.1-2), 2. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 3. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7.
4. Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

PRAXIS 9

…but ET often remains undiagnosed, misdiagnosed, undertreated and untreated

Approximately 1 million people are diagnosed with ET and on treatment, while another 1 million patients are estimated to remain untreated

40%

Of patients who seek treatment, ~40% discontinue within 2 years, or 200,000 patients annually

0 medications have been developed specifically for ET & only 1 medication was approved for ET >50 years ago

Many ET patients are frequently misdiagnosed, leading to ET diagnosis about 1.5 years after an initial movement disorder diagnosis

SOURCE: Vetterick, C., Lyons, K.E., Matthews, L.G. et al. The Hidden Burden of Disease and Treatment Experiences of Patients with Essential Tremor: A Retrospective Claims Data Analysis. Adv Ther (2022). https://doi.org/10.1007/s12325-022-02318-8

PRAXIS

10

11 Ulixacaltamide is a differentiated, selective T-type calcium channel blocker in development for ET and Parkinson’s disease Source: Praxis Data on file, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC9310641/ Highly selective for T-type calcium channels Potential for effectiveness across range of neuronal activity levels Highly potent across all three T-type isoforms

12 T-Type calcium channels are gatekeepers of neuronal firing patterns in the Cerebello-Thalamo-Cortical (CTC) circuit Source: Based on Milosevic 2018 figured on actual ET patient intraoperative real-time single-unit recordings of action potentials of individual neurons Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET and PD Deep Brain Stimulation reduces burst firing and tremor

13 Ulixacaltamide’s wide dosing range and modified release formulation may support tolerability & efficacy profile Source: Praxis Data on file 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 Ul ix ac al ta m id e Pl as m a Co nc en tr at io n (n g/ m L) Time (h) SUSTAINED EXPOSURE WITH BLUNTED CMAX Source: Praxis Data on file PREDICTABLE PK, FLEXIBILITY IN TITRATION & WIDE DOSING RANGE UP TO ~100 MG CONFIRMED IN ESSENTIAL1 5mg 10mg 20mg 60mg 80mg 100mg 120mg ESSENTIAL1 STUDY DOSES

14 • Clinically meaningful effect observed in functional outcomes • Improvement or stabilization in all TETRAS ADL* measurements • Therapeutic drug levels achieved, suggesting individualized exposure response curve consistent with translational data • Well tolerated safety profile, no new safety signals identified • TETRAS performance subscale not a reliable measure for clinical studies • Opportunity to further control for potential confounding factors in subsequent clinical trials, including ET patients with intention tremor Breaking ground with Essential1 - path forward toward registration ESSENTIAL1 ENABLES PROGRESS clinicaltrials.gov/ct2/show/NCT05021991 *https://www.jneurology.com/articles/the-essential-tremor-rating-assessment-scale-neuromed-1-1038.pdf

Essential1 topline results show mADL* and ADL improvement over placebo at Day 56 in Phase 2b ET study



mADL (primary) - mITT
ULIXACALTAMIDE (n=78)
PLACEBO (n=38)
-3.01
-1.44
p=0.126
ADL - mITT
ULIXACALTAMIDE (n=78)
PLACEBO (n=38)
-3.6
-1.07
p = 0.026
IMPROVEMENT

No dose related difference in efficacy between 60 mg and 100 mg groups

*Composite sum of items 1 to 11 of TETRAS-ADL subscale and items 6 (bilateral) and 7 of TETRAS-PS; modified ADL score is calculated as the sum of all 13 items and ranges from 0 to 42
MMRM, Adjusted by baseline value, propranolol use and familial history of ET, all p values are nominal
mITT ANALYSIS: Defined as all patients enrolled under Version 4 of Protocol (or enrolled in prior version and eligible for V4), who were randomized to treatment, and received 1 dose of study drug [n=116]; excluded from mITT analysis are 16 patients enrolled under earlier protocol version that did not meet Version 4 inclusion/exclusion criteria and dose levels

PRAXIS

15

16 -30 -25 -20 -15 -10 -5 0 5 10 15 More patients taking ulixacaltamide showed improvements in ADL scores compared to patients on placebo in Essential1 study Observed ADL Change - mITTObserved mADL Change - mITT -30 -25 -20 -15 -10 -5 0 5 10 15 CH AN GE IN M AD L SC OR E AT D AY 5 6 More daily functions restored ULIXACALTAMIDE PLACEBO CH AN GE IN A DL S CO RE A T DA Y 56 ULIXACALTAMIDE PLACEBO

17 Ulixacaltamide demonstrated consistent effect relative to placebo across ADL scored items in Essential1 study IM PR OV EM EN T TETRAS-PS items Fold-change difference between placebo and ulixacaltamide at Day 56 for mADL individual Item scores adjusted by placebo MMRM, Adjusted by baseline value, propranolol use, and familial history of ET Difference From Placebo in mADL Items – mITT

Ulixacaltamide demonstrated improvement over placebo in the mADL excluding PS at Day 56 in Essential1 study


IMPROVEMENT
mADL (primary) - mITT
ULIXACALTAMIDE
(n=78)
PLACEBO
(n=38)
-3.01
-1.44
p=0.126
mADL Excluding PS - mITT
ULIXACALTAMIDE
(n=78)
PLACEBO
(n=38)
-2.69
-0.88
p = 0.042
ADL - mITT
ULIXACALTAMIDE
(n=78)
PLACEBO
(n=38)
-3.6
-1.07
p = 0.026

MMRM, Adjusted by baseline value, propranolol use and familial history of ET, all p values are nominal

PRAXIS 18

mADL and mADL excluding PS improvement over placebo at Day 56

mITT Excluding ET Patients with Intention Tremor


IMPROVEMENT
mADL (primary)
ULIXACALTAMIDE (n=60)
PLACEBO (n=23)
-3.12
-0.41
p=0.032
mADL Excluding PS
ULIXACALTAMIDE (n=60)
PLACEBO (n=23)
-2.86
-0.01
p = 0.008

We intend to control for the presence of ET participants with intention tremor in future trials

MMRM, Adjusted by baseline value, propranolol use and familial history of ET, all p values are nominal

19

20 • End of Phase 2 meeting with the FDA scheduled for June 2023 • Preliminary elements of Phase 3 program planned to start in 2H23: • Parallel design with 60 mg and placebo treatment arms • Primary endpoint of mADL excluding PS • 6-week treatment duration NEXT STEPS • Clinically meaningful effect observed in functional outcomes • Improvement or stabilization in all TETRAS ADL measurements • Therapeutic drug levels achieved, suggesting individualized exposure response curve consistent with translational data • Well tolerated safety profile, no new safety signals identified • TETRAS performance subscale not a reliable measure for clinical studies • Opportunity to further control for potential confounding factors in subsequent clinical trials, including ET patients with intention tremor Breaking ground with Essential1 – next steps toward registration ESSENTIAL1 ENABLES PROGRESS

21 PRAX-562 SCN2A, SCN8A & OTHER DEEs KEY UPCOMING MILESTONES 4Q 2023 Ph 2 EMBOLD Study Topline Results

22 Preclinical and emerging clinical data demonstrate PRAX-562 has the potential to be a first- and best- in-class NaV blocker for DEEs Superior selectivity for disease-state NaV channel hyperexcitability Convenient auto-titration regimen with stable PK Unprecedented therapeutic window with potential for superior safety and efficacy PRAX-562 SCN2A, SCN8A + OTHER DEEs PAN-NAV BLOCKER SMALL MOLECULE

23 Persistent sodium current (INa) is a critical driver of pathological hyperexcitability in CNS disorders

24 % INHIBITION OF hNaV1.6 PERSISTENT INa COMPARISON OF POTENCY AND SELECTIVITY Broader in vitro panel indicates PRAX-562 has best-in-class preferences 0.01 0.1 1 10 100 1000 10000 0 20 40 60 80 100 Concentration (µM) % In hi bi tio n Carbamazepine Lamotrigine Cenobamate PRAX-562 Persistent INa IC50 (nM) Ratio of persistent to peak inhibition PRAX-562 141 60 Carbamazepine 77,520 30 Cenobamate 73,263 23 Lidocaine 68,230 19 Lamotrigine 78,530 16 Vixotrigene (BIIB074) 3,676 14 Lacosamide 833,100 n/a* Valproic Acid <10% @ 1 mM No inhibition MORE SELECTIVE HIGHER POTENCY

Our mechanistic hypothesis translates to a wide therapeutic index in vivo for PRAX-562

MES EFFICACY


MES Latency (sec)
60
40
20
0
ED50: 2 mg/kg
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=12/group)
**p<0.01 vs. Veh

sLMA TOLERABILITY


Total Distance Travelled (mm)
70000
60000
50000
40000
30000
20000
10000
0
TD50: 44 mg/kg
**
**
Veh
10
20
40
PRAX-562 (mg/kg, PO)

CD-1 mice; (n=20/group)
ANOVA/Dunnett
**p<0.01 vs. Veh

Molecule	Plasma Therapeutic Index
PRAX-562	17.2x

Therapeutic Index (TI) = TC50 / EC50

PRAXIS
25

PRAX-562 completely inhibits seizures in SCN2A and SCN8A GoF mutation mouse models

IN VIVO POC IN SCN2A SPONTANEOUS SEIZURES[1]



% Change in Seizures
+50%
0
-50%
-100%
*
**
**
Veh
0.3
1
3
10
PRAX-562 (mg/kg, PO)

Sidack's post hoc comparison test
*p<0.05 vs. Veh
**p<0.001 vs. Veh

IN VIVO POC IN SCN8A AUDIOGENIC EVOKED SEIZURES[2]



Proportion with Seizures
100%
50%
0%
**
Veh
1
3
10
PRAX-562 (mg/kg, PO)

**Significant protection vs. Veh
χ^2_2 = 16.0, Fisher's p = 0.0002

[1] PRAX-562 inhibition of spontaneous seizures in Q54 GoF mice.
[2] PRAX-562 inhibition of audiogenic seizures in N1768D D/+ mice

PRAXIS

26

27 PRAX-562 Phase 1 summary Source: Praxis data on file; https://investors.praxismedicines.com/news-releases/news-release-details/praxis-precision-medicines-provides-corporate-update-and-5 * Co-administration of supra-therapeutic doses of PRAX-562 and oxcarbazepine led to additive sodium blocking effects, including resulting in SAEs All TEAEs mild to moderate as stand-alone therapy*, with headache & dizziness most common TEAEs Significant changes observed between placebo and 90 mg of PRAX-562 on qEEG and on ASSR biomarkers PRAX-562 has been generally well tolerated in over 130 healthy volunteers No MTD at exposures multiple fold above therapeutic range indicates potential for superior therapeutic index

PRAX-562 Phase 2 EMBOLD Study topline data expected 4Q23


DOUBLE-BLIND TREATMENT PERIOD
(16 WEEKS)
1:1
Randomization
N=~20
(~10 SCN2A/~10 SCN8A)*
PRAX-562
0.5 mg/kg/day
Placebo for 4 weeks/PRAX-562 for 12 weeks+
0.5 mg/kg/day
SAFETY FOLLOW-UP PERIOD
(4 WEEKS)
Safety Follow-Up
OLE TREATMENT PERIOD
(48 WEEKS)
PRAX-562

PRIMARY ENDPOINT:

Incidence and severity of treatment-emergent adverse events (TEAEs)

KEY SECONDARY:

Change from baseline in monthly (28 day) motor seizure frequency

* Two distinct cohorts in early-onset SCN2A-DEE and SCN8A-DEE patients

+ Participants receive either 0.5 mg/kg/day PRAX-562 QD for 16 weeks or 0.5 mg/kg/day PRAX-562 QD for 12 weeks & matching placebo QD for 4 weeks. Participants in the PRAX-562/placebo arm will receive placebo for 4 consecutive weeks during the 16-week treatment period, with timing of placebo administration blinded for both participants and investigator. Dose adjustment is permitted to a max of 1.0 mg/kg/day and a min of 0.25 mg/kg/day.

PRAXIS 28

29 PRAX-628 Focal Epilepsy KEY UPCOMING MILESTONES 4Q 2023 Initiate Focal Epilepsy Study

30 Focal epilepsy affects ~2 million people in the US alone Most common type of epilepsy in adults and children - occurs in 60% of epilepsy cases Most common age of onset is in the first year of life and in the 6th and 7th decade~ 50% have family history but genetics is not well understood Defined as epilepsy that originates in one side or area of the brain and affects one side of the body

31 Preclinical and Phase 1 data demonstrate potential of PRAX-628 as best-in-class treatment for focal epilepsy Superior selectivity for functional-state NaV channel hyperexcitability Favorable safety and tolerability profile across broad concentration range in healthy volunteers Unprecedented therapeutic window could translate to superior safety and efficacy PRAX-628 FOCAL EPILEPSY FUNCTIONALLY SELECTIVE SMALL MOLECULE

Restoring physiological neural activity by precisely modulating biophysics

PREFERENTIAL ACTION AGAINST HYPEREXCITABILITY


untreated
epileptic range
ideal drug
non preferring drug
NEURAL ACTIVITY
STIMULATION LEVEL

BIOPHYSICAL "LEVERS" TO ACHIEVE PREFERENTIAL ACTION

A. Reduce pro-excitatory channel function
   - Inhibit persistent current

B. Dynamic block of channels during high activity
   - Inhibit voltage dependent current
   - Inhibit use dependent current

C. Maintain channel availability during low activity
   - Reduce potency against steady state peak current

PRAXIS 32

33 C. MAINTAIN CHANNEL AVAILABILITY DURING LOW ACTIVITY BY SPARING TONIC BLOCK INHIBITION PRAX-628 delivers improved potency and separation to tonic (toxic) inhibition 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration (µM) P er si st en t I N a In hi bi tio n (% ) hNaV1.6 Persistent INa Cenobamate PRAX-628 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration (µM) Vo lta ge D ep en de nt In hi bi tio n (% ) VDB hNaV1.6 Peak INa PRAX-628 Cenobamate 0.001 0.01 0.1 1 10 100 1000 0 20 40 60 80 100 Concentration (µM) A ct iv ity D ep en de nt In hi bi tio n (% ) UDB-10Hz hNaV1.6 Peak INa Cenobamate PRAX-628 PRAX-628 CENOBAMATE Persistent INa 68 24 Voltage Dependent 121 35 Activity Dependent 44 1.3 RATIO TO TONIC BLOCK (TOXIC ACTIVITY) A. REDUCE PRO-EXCITATORY CHANNEL FUNCTION B. DYNAMIC BLOCK OF CHANNELS DURING HIGH ACTIVITY Source: Praxis data on file

34 0 2 4 6 8 10 12 14 16 x MES EC50 Cenobamate Approved Regimen TOX PRAX-628 MAD * # Human Equivalent of Mouse MES EC50, ng/mL Cenobamate 9,600 PRAX-628 24 PRAX-628 was generally well-tolerated in humans at concentrations that provide a wider potential therapeutic range compared to Cenobamate # Cmax: > 46,100 ng/mL, 400 mg Cmax (Vernillet et al 2020) * No limit due to toxicity was identified for PRAX-628 to date x MES EC50 = multiple of predicted human EC50 based on the rodent MES model

35 SOLIDUS™ ASO PLATFORM

36 2H 2023 EMBRAVE Study First Dose Cohort (Part 1) Topline Safety Results PRAX-222 SCN2A-GoF ASO KEY UPCOMING MILESTONES

37 Preclinical data suggest PRAX-222 has potential to be disease- modifying for early onset SCN2A gain-of-function DEE Dose-dependent reduction in interictal spikes, seizures and increased survival Survival benefit extended with repeat dosing Improvement in behavioral and locomotor activity PRAX-222 INTRATHECALLY-ADMINISTERED ASO for SCN2A GoF DEE

38 PRAX-222 is an ASO designed to down-regulate SCN2A expression in patients with gain-of-function mutation

In vitro, PRAX-222 down-regulates both mRNA and protein

SCN2A mRNA KNOCKDOWN


% controls
120
100
80
60
40
20
0
ASO-Ctrl 200 µg
ED50: 33 µg
ED80: 170 µg
1
10
100
Dose (µg)

SCN2A PROTEIN KNOCKDOWN


Normalized actin
600
400
200
0
****
ASO-CTRL / WT MOUSE
ASO-CTRL
ASO-SCN2A
SCN2A GOF R1883Q/+ MOUSE


ASO-CTRL
ASO-SCN2A
Nav1.2
AnkG

ASOs were administered at P30 and brains were collected 14 days post-ICV for qPCR analysis

PRAXIS 39

40 SCN2A ASO INCREASES SURVIVAL WITH A SINGLE DOSE INJECTION RE-DOSING SIGNIFICANTLY EXTENDS SURVIVAL ADMINISTRATION POST-DISEASE ONSET ALSO EXTENDS SURVIVAL PRAX-222 increases survival in SCN2A GoF mice ***p<0.001 ****p<0.0001 All experiments conducted with SCN2A R1882Q mouse model SCN2A GOF model ASO-Ctrl (n=39) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) 0 20 40 60 80 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO injection (icv, P1) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** *** ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ASO injections (icv, P1, P28) SCN2A GOF model 0 50 100 150 200 0 25 50 75 100 Postnatal day % s ur vi va l **** **** ASO-Ctrl (n=8) ASO-SCN2A ED80 (n=15) ASO-SCN2A ED50 (n=15) ASO injection (icv, P15)

41 Simulated mRNA knockdown in human cortex in pediatric patients Achieves distribution in key areas of brain based on NHP data PRAX-222 PK/PD modeling informs starting dose and proposed escalation based on level of knockdown anticipated to achieve clinical benefit and tolerability Source: Praxis data on file. Median and 95% prediction interval illustrated Target knockdown 100 80 60 40

42 PRAX-222 EMBRAVE study initial dose cohort (Part 1) results expected 2H23 GOAL: Assess preliminary safety of PRAX-222 21-week study Open label design screening / baseline observation UP TO 8 WEEKS 4 WEEKS 4 WEEKS 4-5 WEEKS monitoring monitoring PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose PRAX-222 IT Dose monitoring ongoing treatment OPTIONAL OPEN LABEL EXTENSION SAFETY ANALYSIS FDA REVIEW N=4